CONVERGENT
COMMUNICATIONS


                ENTERPRISE NETWORK SERVICE MASTER AGREEMENT


PROPRIETARY INFORMATION                Agreement Number-----------------


                           CUSTOMER INFORMATION

(Customer Legal Name)                (Effective Date)
Cavion Technologies, Inc.,
a Colorado corporation
doing business as cavion.com         October 22, 1999

(Billing Address [Street,
  Building, Floor, Room])            (City, State and Zip Code)
7475 Dakin Street, Suite 607         Denver, CO 80221-6920

(Billing Contact)                    (Telephone,    Facsimile,     E-Mail,
                                     Pager)
     Heather Knop                    303.412.3167  hknop@cavion.com
                                     303.657.8210  fax

(Primary Address [Street, Building,
  Floor, Room])                      (City, State and Zip Code)

     Same as above

(Contact Person - Technical and
 work direction)                     (Telephone,    Facsimile,     E-Mail,
                                     Pager)
     Chris Knauer                    303.412.3162  cknauer@cavion.com

(Primary Authorized Contact
 Person - Amendments)                (Telephone,    Facsimile,     E-Mail,
                                     Pager)
     Marshall Aster                  303.412.3182  master@cavion.com
     Dave Selina                     303.412.3165  dselina@cavion.com


SERVICE  FEES.   The  monthly Service Fee for purposes of  this  Agreement
shall  be  calculated  according to the Fees  Schedule,  and   payable  in
accordance with the Agreement Terms.

TERM.   The term of this Agreement shall begin on the Effective  Date  and shall continue in effect for a period of five (5) year(s) from the Commencement Date. Both the "Effective Date" and the "Commencement Date" are defined in the Agreement Terms below.

Customer and Company shall initial below all applicable Schedules to this Agreement, the terms and conditions of which shall apply as of such date:

[x] -- ENS Equipment Schedule       [ ] -- Additional Equipment Schedule

[x] -- Maintenance/Managed
       Services Schedule            [x] -- Scope of Work Schedule

[ ] -- Telecommunications
       Schedule                     [ ] -- Guaranty

[ ] -- Wireless Schedule            [x] -- Certificate of Acceptance

[ ] -- Internet Services
       Schedule                     [x] -- Fees Schedule

[x] -- Network Response Plan
       Schedule

This Agreement, together with all Schedules attached hereto (or to be attached at a later date) is further subject to the Agreement Terms ("Agreement Terms") attached hereto (collectively referred to hereafter as the "Agreement"). Customer and Company have read and understand the Agreement Terms and agree to be bound thereby. This Agreement shall not be effective until signed and dated by a duly authorized representative of Company and Customer. The parties have executed this Agreement as of the last date shown below.

Company:                                Customer:
CONVERGENT COMMUNICATIONS               CAVION TECHNOLOGIES, INC.
SERVICES, INC.


By:-------------------------------      By:-----------------------------
                                            David J. Selina, President
Name:-----------------------------

Title:----------------------------

Date:------------------------------     Date:----------------------------





                              Agreement Terms


1. SERVICES. Beginning on the Effective Date, Company shall provide Customer with the "Services" as described in this Agreement and as described in the schedules attached hereto (the "Schedules"). All such Schedules shall be subject to the terms and conditions of this Agreement and any terms or conditions printed on the Schedules. The term "Services", when used in a Schedule hereto, shall refer to the services to be provided under that Schedule only.
2. TERM. The term (the "Term") of this Agreement shall begin on the Commencement Date. For purposes of this Agreement and each Schedule, the "Commencement Date" shall be the first day of the month following the month in which the Effective Date occurs (unless the Effective Date is the first day of a month, in which case the Effective Date and the Commencement Date shall be the same.) The Term shall end upon expiration or termination by Company in accordance with the terms hereof. For purposes of this Agreement, the "Effective Date" shall be the date referenced on the face of this Agreement, except to the extent stated otherwise in a Schedule hereto. Within ten (10) days of the date Company informs Customer that installation is complete, Customer shall execute the Certificate of Acceptance, evidencing Customer's acceptance of the equipment described in an Equipment Schedule hereto (the "Equipment") and installation described in this Agreement. In the event that Customer fails to so deliver the executed Certificate of Acceptance, Customer will be deemed to have accepted delivery and installation as complete upon such tenth day. Customer acknowledges that no Services (except the delivery and installation of Equipment) shall be provided hereunder or in connection with any amendment or Schedule until Customer executes the Certificate of Acceptance.
3. PAYMENT. Payment of the Service Fee shall be made monthly in advance for each month during the Term, beginning with the first payment of the Service Fee on the Effective Date of this Agreement, and continuing on the first day of each month thereafter. If the Effective Date is other than the first day of the month, Customer shall make an initial payment in an amount equal to the Service Fee divided by thirty (30), multiplied by the number of days from the Effective Date to (but not including) the Commencement Date. Whenever any payment by Customer is past due, Customer shall pay to Company, as an additional fee, interest on the payment amount until and including the date payment is received, at the rate of 1.5% per month or the maximum allowable rate of interest permitted by applicable law. Customer shall be liable for all costs incurred in collection of past due balances including but not limited to collection fees, reasonable attorneys' fees, filing fees and court costs. Customer agrees and acknowledges that all payments of the Service Fee, at Company's option, shall be made by electronic transfer from Customer's bank account to Company or Company's designated bank account and Customer, upon Company's request, shall execute all documents reasonably necessary to authorize and effectuate such means of payment. TIME IS OF THE ESSENCE IN THE
     PERFORMANCE OF ALL PAYMENT OBLIGATIONS BY CUSTOMER. Subject to the Interruption or Unavailability of Service provision below, Customer's agreement to pay Service Fees hereunder shall be absolute and unconditional and shall not be subject to any abatement, reduction, set-off, defense, or counterclaim for any reason whatsoever. Company reserves the right to require Customer to make a deposit, or provide a letter of credit satisfactory to Company, in the event (i) Customer is a new account and has no credit history; (ii) Customer's account is past due more than twenty-nine (29) days; or, (iii) Customer indicates an unwillingness or inability to pay. In the event that Customer fails to provide Company with the required deposit or letter of credit, Company shall have the right to terminate this Agreement in accordance with the Default and Remedies provision below.
4. AUTHORIZED CONTACT PERSON. Customer has designated one or more Contact Person(s) above. Likewise, Customer may have designated one or more Contact Person(s) with respect to individual Schedules attached hereto. The Technical Contact Person(s) shall be the points of contact for and shall provide all work direction to Company. The Authorized Contact Person(s) shall also have the authority described in any writing executed by the parties, including without limitation the authority to execute amendments to this Agreement as defined below. If during the Term of this Agreement, Customer wishes to change the Contact Person(s), Customer shall notify Company in writing of the name, address, and telephone numbers of the new Contact Person(s).
5. ACCESS TO PREMISES. With respect to Services to be performed on property owned by Customer, Customer represents that it has the authority to allow and does grant Company the right of ingress and egress over Customer's real property and further grants Company a license to provide those Services described in any Schedule issued hereunder within the premises described therein. With respect to Services to be performed for Customer on property not owned by Customer, it shall be Customer's responsibility to secure, at its own cost, prior to the commencement of any Services, any necessary rights of entry, licenses, permits or other permission necessary for Company to provide Services. Company shall not be liable for delay in performance or nonperformance of any term or condition of this Agreement directly or indirectly resulting from Customer's denial to Company of full and free access to Customer's systems and components thereof, or Customer's denial to Company of full and free access to Customer's personnel or premises pursuant to this Agreement essential for completion of the Services.
6.   WARRANTIES AND LIMITATIONS OF LIABILITY
          6.1. NEITHER THE COMPANY NOR ITS ASSIGNS MAKES ANY WARRANTY, REPRESENTATION OR COVENANT, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, BUT NOT LIMITED TO THE DESIGN, QUALITY, CAPACITY OR CONDITION OF THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR AGREEMENT; OR PATENT OR COPYRIGHT OR LATENT DEFECTS. NEITHER THE COMPANY NOR THE ASSIGNS SHALL HAVE ANY LIABILITY WHATSOEVER FOR THE BREACH OF ANY REPRESENTATION OR WARRANTY MADE BY THE MANUFACTURERS OF THE EQUIPMENT. EXCEPT AS EXPRESSLY PROVIDED HEREIN, COMPANY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR USE, OR ANY WARRANTY OF MERCHANTABILITY WITH RESPECT TO SERVICES, EQUIPMENT OR PRODUCTS FURNISHED HEREUNDER.
          6.2. At all times during this Agreement, Company will perform the obligations expressed herein. In the event that any item of Equipment is unable to correctly accept, process or display the year 2000 and any following years (a "Year 2000 Issue"), Company shall contact the manufacturer of such Equipment in an effort to remedy the Year 2000 Issue and shall work diligently and continuously until the remedy is achieved to the maximum reasonable extent. Except to the extent Company fails to perform in accordance with preceding sentence and notwithstanding the contrary, Company shall not be liable for any delay in performance or nonperformance of any term or condition of this Agreement directly or indirectly resulting from a Year 2000 Issue.
          6.3. In no event shall either party be liable for any indirect, incidental, special, punitive, or consequential damages whatsoever arising out of or in connection with this Agreement, including, but not limited to, loss of profits, revenue, data or use, incurred or suffered by either party or any third party, whether in an action in contract or tort, even if the other party or any other person has been advised of the possibility of damages.
          6.4. Company shall not be responsible for delay in performance or nonperformance of any term or condition of this Agreement or for damage to any Equipment (except as expressly stated in the Insurance provision below), resulting directly or indirectly from causes beyond its control, including, without limitation, neglect, accident, unreasonable use, or servicing or modification of the work by anyone other than Company or an organization certified by Company ( "Force Majeure event"). Company makes no claim that it can install or maintain any item of Equipment in a manner to prevent unauthorized intrusions of Customer's systems and, therefore, Company shall have no liability whatsoever, in connection with the unauthorized intrusion or other abuse of any item of Equipment, other equipment or system.
          6.5. EXCEPT FOR PERSONAL INJURY CAUSED BY COMPANY'S NEGLIGENCE OR WILLFUL MISCONDUCT, THE ENTIRE LIABILITY OF COMPANY AND ITS AFFILIATES AND SUBSIDIARIES AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND SUPPLIERS FOR ANY DAMAGE OR EXPENSE FROM ANY CAUSE WHATSOEVER SHALL IN NO EVENT EXCEED THE TOTAL OF ALL SERVICE FEE PAYMENTS MADE HEREUNDER.
7. INDEMNIFICATION. Customer hereby agrees to indemnify, defend and hold Company harmless from and against any and all loss, damage, cost, expense or liability, including reasonable attorneys' fees, (collectively called "Damages") to the extent arising from the acts or omissions of Customer. Customer shall indemnify, defend and hold Company harmless from any and all Damages arising out of or related to (i) Customer's possession, use or resale of any product or Equipment installed or owned by Company; and (ii) the use and content of any Services provided by Company.
8. CONFIDENTIAL INFORMATION. Company and Customer in the course of their negotiations and performance of this Agreement and subsequent relationship may be handling financial, accounting, statistical, personnel, customer and other business data of Customer or Company. During the Term of this Agreement, Customer shall furnish to Company Customer's audited financial statements for the most recent fiscal year within ninety (90) days of fiscal year-end and quarterly statements within forty-five (45) days of quarter-end. All such data is confidential, proprietary and the sole property of Customer or Company, as the case may be, and shall not be deemed released to the other party, in the public domain, or for any other reason deemed to be usable by the other party in any form. Company and Customer agree not to use, disclose, license or otherwise transfer any such knowledge relating to the other party in any manner except as is necessary to implement this Agreement. Notwithstanding the forgoing, Company reserves the right to disclose Customer data for purposes of financing to its Assigns, as defined below. Such Assigns will be bound by a confidentiality agreement similar to this Paragraph before any data is disclosed.
9. EMPLOYMENT RECRUITMENT. Customer acknowledges that Company provides a valuable service by identifying and assigning personnel to provide Services to Customer. Customer further acknowledges that the Customer would receive substantial additional value and Company would be deprived of the benefits of Company's work force, if Customer were to directly hire Company's personnel after they have been introduced to Customer. As such, Customer shall not, without the prior written consent of Company, recruit or hire any personnel of Company who are or have been assigned to perform services during the Term of this Agreement and until one year after the expiration of this Agreement. In the event that Customer breaches this Section, Customer shall pay Company a recruiting fee equal to two (2) times the total annual compensation paid to Company's employee by Company.
10. ASSIGNMENT. Neither party shall assign all or part of this Agreement without the prior written consent of the other, which consent will not be unreasonably withheld or delayed. NOTWITHSTANDING THE FOREGOING, THE CUSTOMER AGREES THAT COMPANY MAY ASSIGN THIS AGREEMENT TO CONVERGENT CAPITAL CORPORATION OR ANOTHER FINANCING ORGANIZATION ("ASSIGN(S)") FOR THE PURPOSE OF FINANCING PROVIDED THAT COMPANY REMAINS RESPONSIBLE FOR THE ULTIMATE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER. IN THE EVENT OF ANY SUCH ASSIGNMENT TO AN ASSIGN, THE CUSTOMER SHALL NOT ASSERT ANY DEFENSES COUNTERCLAIM OR SET-OFF AGAINST THE ASSIGN. Any such assignment shall be subject to Customer's right to possess and use the Equipment, and shall not release any of Company's obligations hereunder. To the extent that an approved assignment by Customer occurs, the terms and conditions of this Agreement shall be binding upon the successors and assigns of the parties hereto.
11. INSURANCE. Customer, at its own expense, shall insure the Equipment at full replacement cost against an Event of Loss (as defined in the Equipment Schedule hereto, if any) and shall evidence such insurance by providing Company with an insurance certificate within 10 days of the Effective Date ("Insurance Certificate"). The Insurance Certificate shall be issued by an insurance carrier reasonably acceptable to Company and shall name the Company and its Assigns as additional insured. The proceeds of such insurance, if any, shall be used at Company's discretion to either: (i) pay for the replacement of the Equipment; or (ii) be applied to Customer's payment obligation hereunder. If applied to Customer's payment obligation, the proceeds will be discounted at the then current yield of the one year US Treasury Note and applied to the most time-distant payments first. The Insurance Certificate shall state that in the event the insurance coverage is reduced or canceled, then thirty (30) days prior to the effective date of such event, the insurer will inform Company and any Assigns of such reduction or cancellation in writing. In addition to the coverage required above, additional minimum limits of coverage to be provided by Customer shall be: (i) $100,000/$300,000 for bodily injury; and (ii) $100,000 for property damage.
12. TAXES. Customer agrees to promptly report, file, pay and indemnify and hold Company harmless with respect to any and all Taxes. The term "Taxes" as used herein shall mean all taxes (including sales, use, excise, personal property, ad valorem, stamp, documentary and other taxes), and all other governmental fees, charges and assessments (general or special) due, assessed or levied by any foreign, federal, state, county or local government or taxing authority, and any penalties, fines or interest thereon, which are imposed against, upon or relating to the Equipment or Services or the use, registration, rental, shipment, transportation, delivery, ownership or operation thereof, and on or relating to the Service Fee hereunder, but shall not include any taxes solely based upon or measured by the income of the Company. Customer further agrees to pay all property taxes upon the Equipment during the Term and will reimburse Company for the taxes it pays and for its costs for preparing, reviewing and filing the personal property tax returns. Any tax returns filed by Customer shall show Company as the owner of the Equipment. Customer's Service Fee does not include any applicable sales, use or personal property tax. If any taxes are due, Customer agrees to pay the tax in addition to Customer's monthly Service Fee.
13. UNIFORM COMMERCIAL CODE. Customer shall provide to Company all instruments and assurances deemed necessary by Company for the confirmation or perfection of Company's rights hereunder. Customer authorizes Company or its Assign to file financing statements (with respect to the Equipment) signed only by Company or the Assign or signed by Company or the Assign on behalf of Customer, as Customer's attorney in fact. The parties acknowledge that this Agreement is not intended to be a secured transaction, as defined by Article 9 of the Uniform Commercial Code. In the event that this Agreement is deemed to constitute a secured transaction, Customer acknowledges that
     Customer has granted to Company or the Assign, concurrent with execution of this Agreement, a first priority security interest in the Equipment and any additions, attachments, upgrades, accessions, repairs, modifications, replacements thereto and proceeds thereof, including insurance proceeds, to secure Customer's payment of the
     Service Fee and all other payment obligations when due, and Customer's performance of all of the terms and conditions of this Agreement. Customer agrees to reimburse Company for any expenses incurred in preparing and filing such financing statements and other related documentation costs.
14.  DEFAULT AND REMEDIES.
          14.1 If Customer shall (i) fail to make payment within ten (10) days after it becomes due, or breaches one or more of its other obligations hereunder without correcting the same within 30 days of written notice (or, where correction cannot be made within such 30 day period, as soon after such notice as is reasonably possible using continuous and diligent efforts) from Company specifying the nature thereof, or (ii) shall apply for, consent to or suffer the appointment of a receiver, trustee, custodian or liquidator of all or any substantial part of its assets,
          (iii) shall make a general assignment for the benefit of creditors, or (iv) shall file a petition or answer seeking, or admitting or shall otherwise take advantage of bankruptcy, reorganization or other relief under applicable bankruptcy law, or (v) shall fail to be able to meet its current financial or other obligations as they become due then this shall be considered by Company to be an "Event of Default". Upon such Event of Default, Company may thereupon terminate this Agreement by giving the Customer thirty (30) days written notice of termination. Notwithstanding any other provision of this
          Agreement, Company may terminate this Agreement upon ten (10) days prior written notice if the Customer fails or refuses to pay Company in accordance with the provisions of this Agreement.
          14.2 Upon an Event of Default, Company shall have all remedies available to it under this Agreement, at law or in equity, and all such remedies shall be cumulative.
          14.3 In the event Customer fails to cure a default for non-payment of amounts due under any payment schedule or invoice, in addition to terminating this Agreement, Company may retain all prepayments and recover all remaining sums due under all Schedules outstanding at the time of the default. In addition to any other remedies available in law or equity, upon a material Event of Default by Customer, Company will have the right to repossess all or part of the Equipment, notwithstanding its attachment to real estate. In such event, Company may lawfully enter upon the property of Customer during reasonable hours, without judicial process, to retake possession of such Equipment, and may sell or lease such Equipment, continuing to hold Customer responsible for the difference in the proceeds of such sale (or lease) and any amounts due in connection with this Agreement. However, Company's right of repossession is subject to the transitional provisions described in Section 16.
15. INTERRUPTION OR UNAVAILABILITY OF SERVICE. If, during any month within the Term, the Services described in any Telecommunications, Wireless, or Internet Services Schedule are interrupted or become unavailable to Customer, due to no fault of Customer, a refund of a portion of the monthly Service Fee will be paid to Customer by Company. Payment of any refund under this provision is expressly conditioned upon Customer providing prompt notice of the interruption to Company by telephone at the telephone number indicated herein and in writing within ten (10) days. Any such refunds will be made on an annual basis within 30 days of each anniversary of the Commencement Date of the Agreement, and will be calculated in accordance with the following: (A) For telecommunications or wireless Services, a refund will accrue when telecommunications or wireless Service is interrupted for any period lasting four (4) or more consecutive hours after notice from Customer. The amount of the refund shall be determined by dividing the Customer's average monthly usage charge, based upon the applicable services and rates, by 1440, and then multiplying the result by the number of one-half (1/2) hour increments, or major fraction thereof, of interruption, in excess of the initial four (4) hours. (B) For Internet Services, if Company determines, in its reasonable commercial judgment, that (i) Company's network was unavailable for one (1) or more consecutive hours during any calendar month a refund equal to the pro-rated charges for (1) day's Internet Services will accrue; or (ii) Company's network was unavailable for an aggregate of four (4) or more hours during any calendar month a refund equal to the pro-rated charges for one (1) week's Internet Services will accrue. Company shall not be responsible for, and no refund will be paid in the event that, an interruption or unavailability of Service is caused by (i) Customer's, or any other third party's misuse, neglect, accident, unauthorized modification, or uses in violation of instructions furnished by Company or the manufacturer; (ii) the failure of facilities or equipment provided by Customer or any third party; provided that such failure is not caused by the gross negligence or willful misconduct of Company; (iii) Company's inability to gain access to Customer's equipment and facilities; (iv) Customer's failure to release the telecommunications, wireless or Internet Service, when requested by Company, to perform testing and maintenance; (v) equipment for which the serial number has been removed or altered or, (vi) a Force Majeure event, as described herein. Scheduled maintenance shall not be deemed to be an interruption or unavailability of Company's network. Likewise, to the extent that any amount due under this Agreement is unpaid, any refund accrued and payable by Company shall be applied to any such unpaid balance, with any remainder being paid to Customer. This Section states Company's sole obligation and Customer's exclusive remedy for any unavailability of Company's network.
16. TERMINATION. This Agreement may be terminated by either party at the end of the Term or any renewal term thereof provided written notice of termination is given, at least ninety (90) and not more than one-hundred twenty (120) days, before the end of the Term. If notice of termination is not given or if the Equipment is not returned to
     Company as notified, the Term of the Agreement shall be extended month-to-month on the same terms and conditions. Thereafter, the
     Agreement may be terminated by either party at the end of any calendar month by giving the other party six (6) months prior written notice.
17. RETURN OF THE EQUIPMENT. At the end of the Term, Customer agrees to immediately return the Equipment, in condition as good as received, less normal wear and tear, to such place within the United States as Company designates. The Equipment shall at Customer's sole expense be properly crated and shipped, by such reasonable means as designated by Company, freight prepaid and properly insured.
18. NOTICES. Notification of either party to this Agreement shall be effective upon receipt, or refusal of delivery, when deposited in the United States Mail, first class mail, certified or return receipt requested, postage prepaid, or when sent by a nationally recognized overnight delivery service, to (for Customer) the addresses set forth above or (for Company) 400 Inverness Drive South, Suite 400, Englewood, Colorado 80112, Attn: Contracts Administration, or such other address provided for such purposes by either party.
19. MODIFICATIONS. This Agreement may be modified or amended only by a written amendment or additional Schedules specifically referencing this Agreement by number, date, title and parties and executed by a person authorized to execute agreements on behalf of Customer and Company. Notwithstanding the foregoing, Customer has delegated authority to Customer's Authorized Contact Person to execute such amendments and subsequent Schedules, provided that any such single document shall not involve an increase in the monthly Service Fee greater than 10% of the original Service Fee. Any such modification shall be effective as of the Effective Date applicable thereto.
20. APPLICABLE LAW. This Agreement shall be governed and interpreted according to the laws of the State of Colorado.
21. SURVIVAL OF PROVISIONS. The parties agree that Section 6, 7, 8, 9, 12, 13, and 18 shall survive termination of this Agreement.
22. COUNTERPARTS. This Agreement is the only original Agreement assignable for purposes of financing or pledging the assets described hereunder.
23. COMPLIANCE WITH APPLICABLE LAWS. Each party agrees to comply with all laws, rules and regulations applicable to the performance of its obligations hereunder. Without limiting the generality of the foregoing, the Customer will have responsibility for ensuring that, except in respect to work performed hereunder by Company, or Company's subcontractors or agents, the premises meet all applicable codes or other laws. Customer agrees to promptly correct any noncompliance with applicable codes and other laws if such noncompliance in any way prevents Company from performing under this Agreement.
24. FINAL AGREEMENT. In the event that there are any conflicting terms or conditions between Agreement Terms and the Schedule Terms, the Schedule Terms shall control. Likewise, in the event that Customer submits a purchase order for any Services or Equipment to be provided by Company, Company shall not be bound by any of the terms or conditions printed on the purchase order and such terms and conditions shall be null and void. Any purchase orders shall be governed by the terms and conditions of this Agreement and any Schedule(s), as applicable. In the event any provision contained in this Agreement is for any reason held to be unenforceable in any respect, such unenforceability shall not affect any other provision of this Agreement, and the Agreement shall be then construed as if such an unenforceable provision or provisions had never been included in this Agreement. The failure of either party to enforce or insist upon compliance with any of the terms and conditions of this Agreement, the waiver of any term or condition of this Agreement, or the granting of an extension of the time for performance, shall not constitute an Agreement to waive such terms with respect to any other occurrences. This Agreement, together with any Schedules attached hereto, or to be attached in the future, or Amendments attached hereto, sets forth the entire understanding of the parties and supersedes any and all prior agreements, arrangements or understandings related to the Services described herein and therein, and no representation, promise, inducement or statement of intention has been made by either party which is not embodied herein. Company shall not be bound by any agents' or employees' representations, promises or inducements not set forth herein.









CONVERGENT
COMMUNICATIONS


                                                  Master Agreement No. -

                                                  Schedule No. F - 001


                               FEES SCHEDULE


Customer Legal Name:     Cavion Technologies, Inc.


Company shall issue monthly itemized invoices for (a) Services rendered under this Agreement, (b) equipment purchased by Customer from Company under this Agreement but not included in the Equipment described herein, and (c) any services rendered by Company on a time and materials basis, as described herein.

The monthly Service Fee includes Customer's use of the Equipment provisioned by Company under this Agreement, all Equipment management, monitoring, maintenance and support, and all network connectivity to Customer's clients and data centers provisioned by Company and described in the Agreement, and any Schedules thereto, , and will vary to the extent that additional Equipment or Services may be added to the Services after the Effective Date. The fees for Services as of the Effective Date are calculated as follows:

               $6,155.28  per month for use of Equipment.
               $5,000.00  per month for support.
               $1,440.00  per month for DS-3 circuit to Customer's
                --------    Denver data center with monitoring.
              $12,595.28  total monthly Service Fee

Each additional circuit will be priced as follows (subject to adjustment as described below) and added to the monthly Service Fee:

                          $1,285.00 per month for each 1.536K frame relay connection with monitoring.
                          $1,060.00 per month for each 1.024K frame relay connection with monitoring.
                          $890.00 per month for each 768K frame relay connection with monitoring.
                          $740.00 per month for each 512K frame relay connection with monitoring.
                          $625.00 per month for each 384K frame relay connection with monitoring.
                          $490.00 per month for each 256K frame relay connection with monitoring.
                          $410.00 per month for each 128k frame relay connection with monitoring
                          $360.00 per month for each 128k frame relay connections without monitoring
                          $125.00 per month for each 56k frame relay connection with or without monitoring

The monthly Service Fee includes the required frame relay connection and local loop charge. Monitoring is optional, but will affect the Services as described in the Scope of Work Schedule(s). No installation charges shall apply under this Agreement. No other non-recurring charges shall apply, except for equipment purchased and not included as Equipment hereunder and services rendered on a time and materials basis, as described herein.

Pricing for future DS-3 circuits, T1, ISDN, DSL, and dial-up will be negotiated on an as-needed basis.

Company agrees that the above rates for circuits will be evaluated every six (6) months during the Term and adjusted downward to reflect changes in market pricing for bandwidth.

If Company files a tariff with an appropriate regulatory agency that is inconsistent with the terms of this Agreement, this Agreement shall control with respect to existing Services, unless applicable law dictates that the tariff terms control.

                               *Adtran  equipment listed below is required
                         at the client site to enable monitoring
                         (OVER 56K)
                    -    Adtran TSU IQ
                    -    Adtran ESP Adtran Ethernet Card
                         (56K AND UNDER)
                    -    Adtran DSU IQ
                    -    Adtran ESP Adtran Ethernet Card





CONVERGENT
COMMUNICATIONS


                                                  Master Agreement No. -

                                                  Schedule No. E - 001


                          ENS EQUIPMENT SCHEDULE


Customer Legal Name:     Cavion Technologies, Inc.

1. EQUIPMENT. The equipment and other products listed below are referred to herein as the "Equipment" and shall be provided by Company hereunder.
2.   TITLE TO AND LOCATION OF EQUIPMENT.
          2.1. Title to each item of Equipment shall remain with Company or its Assigns at all times and, except as specifically stated in this Agreement, Customer shall have no right, title or interest therein. Customer, at its expense, will keep the Equipment free and clear of all claims, liens, and encumbrances, other than those which result from acts of Company, and will, at all times, protect and defend, at Customer's own cost and expense, the title of the Company or its Assigns from and against all claims, liens and legal processes of creditors of the Customer. All items of Equipment shall at all times remain personal property notwithstanding that any such Equipment may be affixed to realty. Company may supply labels, plates or other markings signifying that Company is owner of the Equipment which Company may attach on the Equipment.
          2.2. The Equipment shall be delivered to the location specified herein and shall not be relocated, displaced or moved without Company's prior written consent. Customer shall in no event permit any Equipment to be removed outside the United States.
          2.3. COMPANY HAS NO RIGHTS IN OR TO ANY SOFTWARE, AND NO TITLE OR OWNERSHIP INTEREST IN SOFTWARE SHALL BE TRANSFERRED TO CUSTOMER, NOTWITHSTANDING CUSTOMER'S EXERCISE OF ANY RENEWAL OPTIONS HEREUNDER. COMPANY HAS NO OBLIGATION WITH RESPECT TO SOFTWARE OR SERVICES RELATED THERETO, WHETHER OR NOT COMPANY FINANCES THE FEES THEREFOR. IN THE EVENT COMPANY FINANCES SOFTWARE OR SERVICES RELATED THERETO UNDER A SCHEDULE, CUSTOMER ACKNOWLEDGES THAT SUCH SOFTWARE OR SERVICES SHALL BE SUBJECT TO ALL PROVISIONS OF THIS AGREEMENT AND THE SCHEDULE.
3. USE OF EQUIPMENT & INSPECTION. During the Term, Customer may possess and use the Equipment free and clear of any claims arising by, through or under Company, provided that Customer is in compliance with the terms of this Agreement. Company shall have the right, upon reasonable prior notice to Customer and during regular business hours, to inspect the Equipment.
4. RISK OF LOSS. If any item of Equipment is lost, stolen, destroyed or otherwise rendered permanently unfit or unavailable for use from any cause whatsoever (in each case an "Event of Loss") after its delivery to Customer, Customer shall immediately notify Company.
5. LOSS OF ANTICIPATED TAX BENEFITS. Customer acknowledges that Company or the Assign intends to claim all available tax benefits of ownership with respect to the Equipment ("Tax Benefits"), including, but not limited to, cost recovery deductions as provided in Section 168 of the Internal Revenue Code of 1986, as amended ("Code"), with respect to each item of Equipment for each of the Assign's or Company's taxable years during the Term and any Renewal Term. Notwithstanding anything herein to the contrary, if Company or the Assign, as applicable, shall not be entitled to, or shall be subject to recapture of, the Tax Benefits as a result of any act, omission or misrepresentation of Customer, or because the transaction is recategorized by a taxing authority, Customer shall pay to Company or the Assign, as the case may be, upon demand an amount sufficient to reimburse Company or the Assign for such loss, together with any related interest and penalties, based on the highest marginal corporate income tax rate prevailing at the time of such loss, regardless of whether Company or the Assign or any member of a consolidated group of which the Assign is also a member is then subject to any increase in tax as a result of such loss of Tax Benefits.


                           EQUIPMENT DESCRIPTION

Quantity  Manufacturer        Model     Description         Serial Number
-------------------------------------------------------------------------

SEE ATTACHMENT A FOR A COMPLETE LIST OF EQUIPMENT.
















This Schedule is subject to the Master Agreement and the Agreement Terms, as defined in the Master Agreement entered into between Customer and Company, as if fully stated herein, and the terms of this Schedule ("Schedule Terms"). Customer has read and understands the Agreement Terms and the Schedule Terms and agrees to be bound thereby.





CONVERGENT
COMMUNICATIONS


                                                  Master Agreement No. -

                                                  Schedule No. MS - 001


                 ENS MAINTENANCE/MANAGED SERVICES SCHEDULE


CUSTOMER LEGAL NAME:     CAVION TECHNOLOGIES, INC.

Service Level:      Standard            Extended            Expanded
                    Service  [ ]        Service  [ ]        Service  [x]

1. COVERED EQUIPMENT. This Services described in this Schedule shall apply to the Equipment, as defined in the Equipment Schedule(s) to the Agreement.
2. SERVICE LEVELS. For purposes of this Agreement, the Service Levels and corresponding Periods of Coverage shall be categorized as follows:
          (a) STANDARD BUSINESS HOURS: The hours between 8:00am and 5:00pm local time, as applicable, Monday through Friday excluding Company's published holidays.
          (b) EXTENDED HOURS: Standard Business Hours plus the hours between 6:00am and 8:00am, and 5:00pm to 10:00pm Monday through Friday, and 8:00am to 5:00pm on Saturday excluding Company's published holidays.
          (c) EXPANDED HOURS: 24 hours/day, 7 days/week including weekends and Company holidays.
3. SERVICE SCHEDULE. Company shall use reasonable efforts to dispatch qualified technicians to the Equipment location within four (4) hours, twenty-four (24) hours each day, seven (7) days each week after receiving notification of a major interruption of service and all remote restoration attempts have been unsuccessful. A "major interruption of service" is defined as an Equipment outage of all or a substantial part (50% or main console) of the system. All routine service requests will normally be responded to as follows: If Customer has selected Standard Service, on the next business day; and if Customer has selected Extended or Expanded Service, within four
     (4)   hours   (during  the  periods  of  coverage)  after   receiving
     notification of the service request. Routine maintenance service requested outside of the applicable Period of Coverage will be billed to Customer in accordance with Company's then current Preferred Rate Table with a minimum of four (4) hours service charge.
4. WORK BY OTHERS. If any maintenance or service work is performed by others during the period of this Schedule without prior written consent of Company, or if Customer shall move the Equipment from its installed location without the prior written consent of Company, Customer shall pay, immediately upon demand from Company, any reasonable amounts incurred by Company to bring the Equipment back into conformance with the Equipment specifications. Likewise, except as otherwise specifically provided in the Agreement, Company shall have no obligation to reimburse Customer for any costs associated with any maintenance or service work performed by parties other than Company.
5. SCOPE OF SERVICES. Company's Services under this Schedule shall not include the repair or replacement of parts, nor the labor associated therewith, required due to (i) theft, loss, or damaged caused by negligence, tampering, misuse, abuse or a Force Majeure event; (ii) repairs, maintenance, modifications, relocation or reinstallation by anyone other than Company or without Company supervision or written approval; (iii) the use of supplies other than those recommended or industry recognized equivalents; (iv) non-compatible software or service required on software use; (v) telephone or other lines connecting to the Equipment; (vi) unusual shock or electrical damage, accident, fire or water damage, neglect, air conditioning failure, humidity control failure, a corrosive atmosphere harmful to electronic circuitry, damage during transportation or causes other than from ordinary use; or (vii) failure by Customer to maintain the site specifications recommended by Company. If Services are required as a result of any of the causes described above, such Services will be offered at Company's then current applicable rates. Likewise, this Agreement shall not include, unless otherwise specifically stated,
     (a) equipment owned or operated outside the United States; (b) expendable items including, but not limited to, paper ribbons, floppy disks, print heads, toner cartridges, copier drums, batteries, font cartridges, filters, print engines, and other operating supplies, telephone headsets and consumable items; and (c) any software including, but not limited to, application programs, network support, network design, databases, files, source code, object code or Customer's proprietary data, or any support, configuration, upgrade, installation or reinstallation thereof.
6. MODIFICATION OF EQUIPMENT. Company may, if deemed necessary, with no additional charge to the Customer, make modifications to improve the operation and/or reliability of the Equipment being serviced pursuant to the Agreement. Should the Customer not allow Company to incorporate such modifications, the Equipment may, at Company's option, be declared ineligible for Services hereunder.
7. RELOCATION OF EQUIPMENT. As part of the Services hereunder, Company will relocate Equipment within the same facility to a pre-wired and active location which has connectivity to Company's system. Any additional relocation services provided by Company shall not be included within the Services, and shall be billed to Customer in addition to the Service Fee in accordance with Company's then current Preferred Rate Table. Customer shall not relocate any Equipment without Company's prior written approval and shall be responsible for any loss or damage to the Equipment during any relocation, whether authorized or not.
8.   CUSTOMER'S  RESPONSIBILITIES.  Customer at its sole  expense,  shall:
     (i) provide appropriate electric current for any necessary purpose with suitable outlets; (ii) provide suitable and easily accessible floor space, adjacent to where the Equipment will be serviced; (iii) provide a suitable controlled environment for the Equipment with sufficient temperature and humidity controls for sensitive electronic equipment; and (iv) ensure the timely backup, removal, protection, and restoration, as applicable, of any programs, data and removable storage media contained in the Equipment before rendering the
     Equipment for service and the restoration of all data after the completion of service.
9. ADDITIONS TO EQUIPMENT. If Customer desires to have additional equipment included as part of the Equipment and covered within the Services, Customer shall notify Company by written request. Company may, at its option, inspect any such additional equipment to determine whether or not it is in satisfactory condition to be covered under this Agreement. Company may, at its option, charge Customer for inspecting any item of proposed Equipment using Company's then current Preferred Rate Table. If an item of additional equipment is to be covered, Customer shall execute a subsequent Schedule, and the price for coverage shall be established at then current rates for such Services and added to the Service Fee.

This Schedule is subject to the Master Agreement and the Agreement Terms, as defined in the Master Agreement entered into between Customer and Company, as if fully stated herein, and the terms of this Schedule ("Schedule Terms"). Customer has read and understands the Agreement Terms and the Schedule Terms and agrees to be bound thereby. This Schedule shall not be effective until signed and dated by a duly authorized representative of Company.





CONVERGENT
COMMUNICATIONS


                                                  Master Agreement No. -

                                                  Schedule No. SOW - 001


                        ENS SCOPE OF WORK SCHEDULE


CUSTOMER LEGAL NAME:     CAVION TECHNOLOGIES, INC.

SCOPE  OF  WORK.   In  addition  to those Services  described  under  each
independent Schedule to the Agreement, the items listed in this Scope of Work shall be performed by Company in accordance with the Agreement.

1. GENERAL. Customer is building a secure private communications network for electronic communications and commerce among credit unions, their members, leagues, service organizations and vendors of services to credit unions. The parties have agreed that Company will provide connectivity, equipment, maintenance and related services for Customer's network on the terms of the Agreement. Although these services will be provided on a nonexclusive basis, the parties' expectation is that Company will provide and manage Customer's entire network infrastructure. Subject to the terms of the Agreement, Company shall provide the Services, as defined in the Agreement and modified from time to time, to Customer and to Customer's clients throughout the United States beginning on the Effective Date.

2. CONNECTIVITY SERVICES. Company shall establish, maintain and support network connectivity between Customer's network and Customer's clients as described below (collectively "Connectivity Services"), including the local loop circuit. Company shall contract with local telecommunications carriers as needed for this purpose.
          2.1. As soon as practical after receiving Customer's request, circuits shall be provided based on the best option available, i.e. largest bandwidth for least cost, subject to the client's choice of transport method. Customer shall provide the exact location of circuit connection, NPA and NXX of circuit location, local contact information and required bandwidth. Company shall test the circuit to verify installation, and shall inform Customer when installation is complete.
          2.2. Company shall make all reasonable efforts to expedite the local carrier's installation process. For example, if the local carrier misses its published Standard Interval Date for the return of Firm Order Commitment ("FOC") dates, Company shall make all reasonable efforts to escalate receipt of the FOC date. Company shall immediately notify Customer of this escalation and final receipt of the FOC date.
          2.3. As soon as practical after the Effective Date, Customer's existing clients (identified in an Amendment to the Agreement) shall be converted to Customer's Company-owned network at Company's expense. Company shall inform Customer when conversion of each client is complete.

3.   DATA CENTER CIRCUITS.
          3.1. Company shall provide a DS-3 circuit to Customer's Denver data center, including (a) multiplex capability, allowing Customer to multiplex and demultiplex between the DS-3 signal level and the DS-1 or lower signal level, and (b) customer facing access, allowing Customer to provide access to DS-1 or lower portions of the circuit to other entities.
          3.2. If requested, Company shall provide a DS-3 circuit to Customer's future data centers, including multiplex capability and including customer facing access if available.
          3.3. Network connectivity to Customer's future data centers, when implemented, shall include fail over capability allowing Customer to reroute traffic from a data center experiencing system disruption or outage to another data center in Customer's network.

4. CONNECTIVITY SUPPORT. Company shall provide telephone and onsite support to Customer for network connectivity issues, including NOC-to-NOC coverage, 24 hours/day, 7 days/week including weekends and Company holidays. However, it is acknowledged that the monitoring option for a circuit requires the specified Adtran TSU/DSU deployed
     at  the  remote (credit union) site.   Sites which lack the specified
     Adtran TSU will not be monitored, but will be supported via a reactive service support, where Customer personnel inform Company of a failure at a particular site. If non-Company provided or supported equipment is determined to be the cause of the failure, Company will invoice Customer for the service in accordance with Company's then current Preferred Rate Table. Customer shall be solely responsible for providing training and support to its clients regarding their use of Customer's network and the Services.

5. END USER TERMINATION. Company shall suspend or terminate the network access of any client of Customer as soon as practical after Customer's written request (including email), and in no event later than 24 hours after request.

6.   TECHNOLOGICAL LEADERSHIP.
          6.1. Company shall make commercially reasonable efforts to improve the Services so as to remain technologically competitive with industry leading providers, including in terms of network availability, quality of service, monitoring, security, and data loss prevention and disaster recovery.
          6.2. After consultation with Customer, Company shall make commercially reasonable efforts to migrate Customer's network connectivity from frame relay to whatever transport method may become more desirable given technological developments and market conditions. Any such migration shall maintain compatibility with Customer's existing network infrastructure and that of Customer's legacy clients.
          6.3. Company shall make available to Customer any new features and functions added to the Services, and any new services offered to its customers generally, on terms no less favorable than those granted to any other customer.

7. INSTALLATION SERVICES. Upon Customer's request, Company shall install Equipment and/or provide engineering support of Customer installations, during the standard business hours of Monday through Friday, 8am to 5pm. Customer shall be invoiced for such services in accordance with Company's then current Preferred Rate Table. Where Company installs Equipment at a Customer data center, Company and Customer shall first agree to an implementation schedule for the installation.

8. MONITORING AND REPORTING. In addition to the monitoring and reporting functions described in the Network Response Plan Schedule, Company shall provide the following monitoring and reporting for Customer's network.
          8.1. Company shall immediately notify Customer of any circuit, server or system outage by telephone, or by any other method mutually agreed.
          8.2. Company shall provide Customer with read access to all network monitoring systems used by Company to monitor Customer's network, including SNMP network elements. No write changes to the SNMP elements shall be allowed unless agreed upon by Company's Network Operations Center and Customer's Network Operations Center.

9. PROJECT MANAGER. Company shall assign a senior employee (the "Project Manager") as the single point of contact for services to Customer under this Agreement, and shall also designate a second employee with a substantially equivalent skill set for back-up. Customer shall have the right to interview any candidate for the
     Project Manager position, and to review the performance of the Project Manager at any time. Any Project Manager shall be replaced upon Customer's reasonable request. In addition to general responsibility for the implementation of Company's responsibilities under this Agreement, the Project Manager shall:
          - provide status information as needed for current installations, open trouble tickets, outages, and other current issues affecting Customer's network.
          - provide confirmation of order receipt, initiate the circuit design and ordering process, and serve as the primary point of communication for order status.
          -    proactively escalate overdue circuit orders.
          - monitor and supervise all Company reports to Customer under this Service Schedule and the Network Response Plan Schedule.
          - review Company billing statements before submission to Customer for any discrepancies, and serve as the primary point of communication for billing related questions.
          - provide network designs upon Customer request, and support technical design questions from Customer.
          -    coordinate NOC-to-NOC coverage with Customer.
          - provide any additional information relating to the Services and Customer's network that would aid Customer in business decisions.

10. SOFTWARE SUPPORT. Telephone (including Help Desk) and onsite support are provided for Operating System and Networking Software. Application Software support is not provided under this Agreement. Labor for all Operating System and Networking Software upgrades is included in the monthly Service Fee. Labor for all Application Software upgrades will be priced based on the Company's then current Preferred Rate Table. For purposes of this Agreement, "Operating System and Networking Software" means network operating systems, workstation operating systems, server operating systems, email, network browsers and internet servers, as applicable; "Application Software" means any end user software application, including word processors, electronic spreadsheet, and presentation management software.

     Company represents that all Software provided under the Agreement will be properly licensed copies and unmodified except to the extent disclosed to Customer in any future Schedule or Amendment to the Agreement.

11. COOPERATION UPON TERMINATION. Upon termination of this Agreement at any time, Company shall provide all reasonable assistance to Customer to migrate any circuits and services provided hereunder to a carrier of Customer's choice. Customer shall compensate Company for such assistance on a time and materials basis, based upon Company's then current published labor rates, and in addition to any other amounts due under this Agreement. In the event of termination for Customer's default under this Agreement, the fees in connection with Company's transition assistance shall be estimated monthly and paid by Customer in advance, with any unearned amounts paid being refunded to Customer at the conclusion of services. Further, unless otherwise agreed in writing, Company's obligation of assistance in connection with the migration of Customer's circuits shall in no event exceed one hundred eighty (180) days following the effective date of termination. The provisions of this section will survive termination of the Agreement for the period of time specified in this Section and shall apply notwithstanding contrary provisions in the Agreement (including without limitation Sections 13.3 and 17 of the Agreement Terms and
     Section 3 of the Equipment Schedule). Customer's Network Configurations archived by Company under the Network Response Plan Schedule shall be provided to Customer at any time upon request, including during the transition period described in this Section.

12.  SERVICE LEVEL AGREEMENTS.
           12.1. In addition to the Service Level Agreements described in the Network Response Plan Schedule, Company will guarantee Customer, for each circuit in Customer's network including mission critical devices, no less than 99.5% "System Availability" based on monthly review information being addressed throughout the term of this Agreement. For purposes of this Agreement, "System Availability" shall mean availability of the PVC, Modem and 1 mb phone line, and shall also include proper routing of Internet Protocol connectivity between client sites and Customer's data centers. Functionality includes fault resolution and performance management.
           12.2. The parties agree that any scheduled maintenance or other routine services which require network or Equipment down-time to perform shall not be included in calculating System Availability. Scheduled downtime shall not exceed 5 hours in any week. Company shall make commercially reasonable efforts to give Customer as much advance notice of scheduled downtime as practical, and to limit scheduled downtime to off-peak hours.
           12.3. The Monthly Operations Council shall review the Service Level Agreements under this Agreement at least every six months, with the intention to modify such Service Level Agreements as needed to remain competitive with industry leading providers. Any modification of Service Level Agreements shall require mutual agreement.

13. INTERNAL EQUIPMENT. No equipment other than the Equipment (as defined in the Equipment Schedule) is included in this ENS agreement. This Agreement does NOT include the replacement of any network equipment at the credit union (remote) site. As future requirements are identified they will be added to the agreement via an amendment.

14. TRENDING AND ANALYSIS. Trending and Analysis for Customer's network shall be performed once a month from the Company's National Operations Center. A Monthly Operations Council will be developed, comprised of selected management leaders from the Customer and the
     Company. This Council will meet on a monthly basis to review and report the state of this Agreement based on performance, service, uptime, training, maintenance, support and staffing. An annual review will be conducted following each anniversary of the Commencement Date. Personnel of the Monthly Operations Council shall include at least:
                           - from Customer: vice president of network services, director of customer care;
                           -     from  Company:   the Project  Manager,  a
                           senior manager from Implementation, and a senior manager from Network Operations.

15. The following client site equipment can be purchased by Customer for the below listed pricing from Company.






Quantity   Model              Manufacturer        Description      Price
-------------------------------------------------------------------------

-          CISCO 1601         CISCO Ethernet/
                                Serial Router                     $1,185.
-          CAB-AC             CISCO Power Cord,
                                110V
-          S16RCP-12.0.5T     CISCO 1600 Series
                                IOS IP Plus                         $317.
-          MEM1600R-8U10D     CISCO 8MB to 10MB
                                DRAM Upgrade                        $197.
-          CAB-SS-V35MT       V.35 Cable, DTE Male
                                to Smart Serial,
                                10 Ft.                               $79.
TOTAL CISCO EQUIPMENT                                             $1,778.


EQUIPMENT REQUIRED FOR MONITORING OPTION
(OVER 56K)
-          Adtran TSU IQ      Adtran SNMP CSU                     $1,023.
-          Adtran ESP         Adtran Ethernet Card                $  132.
TOTAL ADTRAN EQUIPMENT FOR MONITORING                             $1,155.


(56K AND UNDER)
-          Adtran DSU IQ      Adtran SNMP CSU                       $590.
-          Adtran ESP         Adtran Ethernet Card                  $132.
TOTAL ADTRAN EQUIPMENT FOR MONITORING                               $722.


This Schedule is subject to the Master Agreement and the Agreement Terms, as defined in the Master Agreement entered into between Customer and Company, as if fully stated herein, and the terms of this Schedule ("Schedule Terms"). Customer has read and understands the Agreement Terms and the Schedule Terms and agrees to be bound thereby.














CONVERGENT
COMMUNICATIONS


                                                  Master Agreement No. -

                                                  Schedule No. NRP - 001


                      NETWORK RESPONSE PLAN SCHEDULE


CUSTOMER LEGAL NAME:     CAVION TECHNOLOGIES, INC.


 Service         Method       Functionality       Mode    SLA Guarantee
              (Convergent
               Provided)
 Expanded   Management PVC, Fault Resolution,  Proactive      99.5%
             Modem and 1mb     Performance
               Phone Line      Management,
                              Configuration
                               Management,
                                 Security
                                Management


MANAGE SERVICES -Fault management provides for a single point of contact (on the Customer's behalf) for the trouble resolution of all physical and logical level alarms related to equipment. Emergency/on-going configuration management relates to necessary changes needed to maintain the logical configuration of the Managed equipment (Server, Hub, PBX or
Key System, Router, and DSU) during the term of the contract. A more detailed level of performance reporting is also provided and includes; Trouble cause distribution, equipment availability, circuit availability, event summary and event detail reports. Company's Manage service requires at minimum a 16K CIR Management PVC from the Host site to the Network Operations Center and a modem and 1MB phone line at each Customer site. The management PVC, modem and phone line will be provisioned by the Company and included in the monthly recurring cost of the service.

                           EQUIPMENT MAINTENANCE
                           ---------------------

          Level 4   Same Day Response within 4 hours
                    On Site Maintenance
                    24 hours per day, 7 days per week

                             SERVICE FEATURES
                             ----------------

                            NETWORK MONITORING
                            ------------------

Network monitoring refers to the PROACTIVE Monitoring of Customer transport facilities and Customer premise equipment (WAN/LAN interface ports) for pre-defined network fault alarms. Activities performed include the following:

o    7x24 coverage of transport and Equipment under contract
o    Diagnostic testing of Equipment and transport under contract
o    Continuous   monitoring  of  Equipment  interfaces  under   contract,
     including the serial interface of routers
o    Network transport and access fault resolution/Physical fault Mgmt

Monitoring shall include both the circuit and the IP layer.

                             FAULT MANAGEMENT
                             ----------------

Fault management provides for the resolution of all logical problems and coordination of the resolution of all physical and logical equipment problems under contract. Verification of logical connectivity relates to the investigation of routing/configuration issues or software related faults. The following activities will be performed to troubleshoot and isolate logical related problems:

o    Use of Traceroute to determine proper routing path
o    Performing SNMP MIB browsing:
       -    IP network addressing
       -    Route Table Checking
       -    interface states
       -    Box reset (sysUptime)
       -    Bridging (forwarding database)
o    Statistics: LAN (CRC errors, collisions, runts), bandwidth issues
o    Confirmation of routing and configuration tables

A central point of contact will be provided to the Customer by the Company. This will be driven by the Customer's specific call handling requirements. All necessary testing, dispatches and repairs will be coordinated by the Project Manager and the Company's Central Technical Assistance Center.

                     ON-GOING CONFIGURATION MANAGEMENT
                     ---------------------------------

On-going configuration management provides for necessary changes needed to maintain logical configurations of Routers, DSU's, Hubs and Servers that are under identified as equipment. This includes on-demand modifications to configurations needed to accommodate changes that can be administered to a specific device without directly affecting the performance of the overall network. Examples of this include:

     o    IP address changes and re-configurations
     o    Remotely enabling or disabling interfaces
     o    Access List editing

Re-configuration requests that have a direct impact on the operation of the entire network will require an in-depth planning and evaluation session that fall outside the scope of the managed equipment offering. Requests that have a direct impact on the operation could include new IP addressing schemes, migrating from one protocol to another or migrating from one type of transport to another (ISDN to Frame Relay).

Emergency re-configuration/downloads and software revision will also be performed. However, only when deemed necessary or to resolve performance problems. If firmware/hardware upgrades are required in conjunction with such upgrades, they will be performed in accordance with Company's then current Preferred Rate Table.

All Customer Network Configurations must be archived by the Company. This archived configuration will be necessary for remote re-installations of the Customers' equipment configurations. The archived copy will be updated every time there is a change to the configuration.

                            PERFORMANCE REPORTS
                            -------------------

Monthly performance reports are included. Monthly Performance reports including a network analysis is provided to the Customer through a Web Interface. This will eventually serve as a network tuning/optimization tool that will be utilized by Customers and the Company to fine tune network elements based on historical performance. The level of detail provided is designed to increase per contracted level of service and type of monitoring employed (RMON I/II etc.).

REPORTS INCLUDE:
                             STANDARD REPORTS

Usage Counts - Entire Channel
Utilization and Throughput - Entire Channel
Burst Advisor - Entire Channel
Burst Advisor (Multi-Month) - Entire Channel
End to End PVC Burst Advisor
End to End (Multi-Month) Burst Advisor
Most Active Circuits - Entire Channel
Single Ended PVC Usage Counts
End to End PVC Usage Counts
End to End PVC Utilization and Throughput
Multi-Month End to End PVC Service Level Agreement Data
End to End PVC Service Level Agreement Data
CPU Utilization
Protocol Utilization
QOS Alignments


               SERVICE LEVEL VERIFICATION EXECUTIVE REPORTS

Service Level Report (showing uptime by individual circuit)
PVC Availability
PVC Data Delivery Ration
PVC Round Trip Delay


                    CAPACITY PLANNING EXECUTIVE REPORTS

Most Active Access Channels
Most Active PVC's
Network Usage Profile
Most Over-Utilized Access Channels (Tx)
Most Over-Utilized Access Channels (Rx)
Most Over-Utilized PVC's
Most Under-Utilized Access Channels (Tx)
Most Under-Utilized Access Channels (Rx)
Most Under-Utilized PVC's


                            SECURITY MANAGEMENT
                            -------------------

Company will take commercially reasonable steps to ensure that the Services and Customer's network are protected using appropriate security measures. All security measures employed with respect to Customer's network will be discussed with Customer and require mutual agreement. Company will immediately inform Customer of any known security breach and take all reasonable actions to address any such known security breach in accordance with Customer's reasonable direction.

SERVICE LEVEL AGREEMENT

Below  are  the  service  levels that the  Company  will  provide  to  the
Customer.   The  Company requires a 60 day ramp period to gather  baseline information on the Customer's network performance.


   System                Percentage    Time to Restore         Response
 to Measure                Uptime     System to Operate      Time to Site

 Network                   99.5%           4 hours            4 hours
 Servers                   99.5%           6 hours            4 hours
 Client Computer Devices   99.5%      Next Business Day       4 hours
 Telephony Devices         99.5%           8 hours            4 hours



                 SERVICE LEVEL AGREEMENT PERFORMANCE TABLE

(1) UPTIME is measured on a 24 hour per day, 7 day per week and 365 day per year basis.

(2) TIME TO RESTORE is measured from the time a component of the system is reported as "Out-of-Service" until service is restored.

(3) TIME TO ARRIVE ON-SITE is measured from the time both parties mutually agree to dispatch technical assistance to a clients site(s).

(4) NETWORK consists of: LAN, WAN components, networked printers/devices, modem lines, Internet lines, ISDN, dedicated data lines, Frame Relay, ATM xDSL, Hybrid Network Services.

(5) SERVERS consist of: Network Server & Oss, Firewall, Intranet Server, Internet Servers, Remote Access Servers, Hybrid Servers.

(6)  CLIENT   COMPUTER  DEVICES  consist  of  Desktop  computers,   laptop
     computers, local printers, and hybrid client computers.

(7) TELEPHONY DEVICES consist of PBX/ Key systems/Centrex systems, desktop phones, cellular phones, and pagers.


PENALTIES

The Company will refund 10% of the monthly Service Fee for any month during which the agreed upon Service Levels are not met. This refund is in addition to any other remedies available to Customer under this Agreement.

ESCALATION

The Monthly Operations Council will maintain an escalation list and process for responding to network problems.





CONVERGENT
COMMUNICATIONS


PROPRIETARY INFORMATION

                         CERTIFICATE OF ACCEPTANCE

                           CUSTOMER INFORMATION

CUSTOMER.

Cavion Technologies, Inc.
7475 Dakin Street
Suite 607
Denver, CO  80221-6920



INSTALLATION LOCATION.





The Customer (i) acknowledges complete delivery and/or installation of the goods (the "Goods") and completion of the installation services (the
"Services") described in Enterprise Network Services Agreement Number ________________(the "Agreement"), between the Customer and Company; (ii) hereby accepts said Goods and Services as conforming to and fulfilling Company's installation obligations under the Agreement; (iii) acknowledges that the Goods delivered and/or installed and the Services completed meet the Customer's needs; and (iv) agrees to pay Company for the Goods and Services in accordance with the Customer's obligations under the Agreement.




                                        CAVION TECHNOLOGIES, INC.

                                        By:------------------------------

                                        Name:----------------------------

                                        Title:---------------------------

                                        Date:----------------------------



Attachment A

CAVION.COM
NETWORK ASSETS
SEP-99

CATEGORY                           SUPPLIER              PRODUCT NAME
CSU/DSU                              Adtran                   TSU 100
CSU/DSU                              Adtran                   TSU 100
CSU/DSU                              Adtran                   TSU 100
UPS                                     APC               Matrix 5000
UPS                                     APC              SmartCell XR
UPS                                     APC              SmartCell XR
UPS                                     APC              SmartCell XR
Power Strip                             APC              Surge Arrest
Switch, Ethernet               Bay Networks         Bay Stack 350-12T
Switch, Ethernet               Bay Networks         Bay Stack 350-12T
Switch, Ethernet               Bay Networks         Bay Stack 350-12T
Switch, Ethernet               Bay Networks         Bay Stack 350-24T
Keyboard                                BTC             Mini Keyboard
Router                        Cisco Systems                      3620
Router                        Cisco Systems                  ISDN 762
Server                               Compaq             DeskproServer
Server                               Compaq        Deskpro EN-SFF (1)
Server                               Compaq        Deskpro EN-SFF (2)
Server                               Compaq         Proliant PPRO-200
Server                               Compaq         Proliant PPRO-200
Server                               Compaq         Proliant PPRO-200
Miscellaneous          Computer Sites, Inc.                Wood Floor
Server                                Cubix        ERS Fault Tolerant
Router                 Digital Equip. Corp.              Brouter 90T1
Hub                                   Dlink                  DE812TP+
Fan                                 Generic                   120 VAC
Fan                                 Generic                   120 VAC
Fan                                 Generic                   120 VAC
Power Strip                         Generic               Power Strip
Power Strip                         Generic               Power Strip
Power Strip                         Generic               Power Strip
Power Strip                         Generic               Power Strip
Rack                                Generic
Rack                                Generic
Server                      Hewlett Packard          Netserver LH Pro
Server                      Hewlett Packard         NetServer Storage
                                                             System 6
Tape Drive                  Hewlett Packard          Sure Store DLT40
Switch, Server     Lightwave Communications                      5050
Switch, Server     Lightwave Communications     PC Server Switch Plus
Switch, Server     Lightwave Communications     PC Server Switch Plus
Switch, Server     Lightwave Communications             Server Switch
Switch, Server    Lightwave Communications              Server Switch
Switch, Server     Lightwave Communications             Server Switch
Switch, Server     Lightwave Communications             Server Switch
Mouse                              Logitech                     Mouse
Card                              NewBridge                   Dual T1
Card                              NewBridge                   Dual T1
Card                              NewBridge                   LGS/LGE
Card Controller                   NewBridge           Mainstreet 3600
Card                              NewBridge                     RS232
Server                                Nokia                     IP440
Monitor                    Sun Microsystems                      447Z
Keyboard                   Sun Microsystems                        5C
Mouse                      Sun Microsystems                     Mouse
Server                     Sun Microsystems                   Netra I
Server                     Sun Microsystems                   Ultra 5
Power Strip                             APC              Surge Arrest
Telephone                           Comdial                    Impact
UPS                                     APC                    BK500M
Workstation                          Compaq                    AP2400
Workstation                          Compaq                    AP2400
Software                           IPSwitch            What's UP Gold
Monitor                           Princeton         Ultra 90 - PD 95A
Software                             Tivoli                   Netview
UPS                                     APC           SmartUPS 1250RM
Switch, Ethernet               Bay Networks         Bay Stack 350-24T
Patch Panel                         Generic               Power Strip
Dialup Access Server                  Shiva                Lanrover4E
Hub                                     SMC                 SMC3512TP
Hub                              U.S. Logic                   16 port
Server                     Sun Microsystems                   Ultra 5
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco              Cisco 1605-R
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco              Cisco 1605-R
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco              Cisco 1605-R
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco              Cisco 1605-R
Router                                Cisco                Cisco 1601
Router                                Cisco                Cisco 1601
Router                                Cisco              Cisco 1605-R


PRODUCT DESCRIPTION                LOCATION             SERIAL NUMBER
                              Computer Room                6508087008
                              Computer Room                  702A8835
                              Computer Room          702A8835713A0108
Control module for
battery backup                Computer Room              WM9711600877
Extended run                  Computer Room              EP9713332828
Extended run                  Computer Room              EM9835002514
Extended run                  Computer Room              EP9711323261
6 plugs                       Computer Room                       N/A
10/100 Ethernet Switch        Computer Room                KEU0007049
10/100 Ethernet Switch        Computer Room                KEU0004175
10/100 Ethernet Switch        Computer Room                KEU0004132
10/100 Ethernet Switch        Computer Room                KEW0002431
Small profile ps2 keyboard    Computer Room                6004801513
64 Meg RAM, 4 WIC V.35
Serial Interfaces             Computer Room                 362048175
                              Computer Room             0040F9-1481D5
333 MHz 64 meg RAM, 4.3 gig
HD, 10/100 ethernet card      Computer Room              HA9851032172
Small profile 400 Mhz,
10 gig HD, 128 meg RAM,
CD-ROM, 2 X 10/100
ethernet cards                Computer Room              6846CBN4C301
Small profile 400 Mhz,
10 gig HD, 128 meg RAM,
CD-ROM, 2 X 10/100
ethernet cards                Computer Room              6846CBN4C304
200 MHz, 140 Meg RAM,
3 X 4.3 gig + 9.1 gig +
2.1 gig HD, 2 X SCSI cards,
10/100 ethernet card,
20/40 DLT tape.               Computer Room              D707BJM10283
200 MHz, 128 Meg RAM,
2.1 gig HD, SCSI card,
10/100 ethernet card          Computer Room              D709BJM10309
200 MHz, 128 Meg RAM,
2 X 2.1 gig HD, SCSI card,
10/100 ethernet card,
1 DAT drive.                  Computer Room              D709BJM10291
152 sq ft Wood core
access floor                  Computer Room                       N/A
3 x 200 MHz,3 x 128
Meg RAM, 3 x 4 gig HD         Computer Room                    895486
                              Computer Room                DA74100155
12 port hub                   Computer Room                       N/A
cooling fans                  Computer Room                       N/A
cooling fans                  Computer Room                       N/A
cooling fans                  Computer Room                       N/A
6 plugs                       Computer Room                       N/A
9 plugs                       Computer Room                       N/A
9 plugs                       Computer Room                       N/A
9 plugs                       Computer Room                       N/A
6' rack with 1
sliding shelf (Novell)        Computer Room                       N/A
6' rack with 1
sliding shelf (Telecom)       Computer Room                       N/A
                              Computer Room                SG71600436
SCSI device storage
contains 4 X 9
gig SCSI HDs.                 Computer Room                SG83504294
External tape drive           Computer Room                   1026136
MultiSwitch (Sun/PC) 5050     Computer Room                 052397112
8 port PC switch
w/ full set of cables         Computer Room                03109921-V
8 port PC switch
w/ full set of cables         Computer Room                03109922-V
5 port Sun server switch      Computer Room                  09230876
5 port Sun server switch      Computer Room                  09234317
5 port Sun server switch      Computer Room                       N/A
5 port Sun server switch      Computer Room                       N/A
3 button mouse                Computer Room                       N/A
Link to CoSpgs                Computer Room              90-0161-02/C
Link to CoSpgs                Computer Room              90-0507-01/C
Link to CoSpgs                Computer Room              90-1229-02/C
Link to CoSpgs                Computer Room               90 0010-10E
Link to CoSpgs                Computer Room              90-1644-D1/A
                              Computer Room               8A990600566
17" SVGA Monitor              Computer Room       0014698-9714GN1723
                                                           3651338-02
Keyboard                      Computer Room
3 button mouse                Computer Room                 37-1586-3
Scotch the backup server      Computer Room                  708C0078
C1 Loans server               Computer Room               FW846504244
6 plugs                       Computer Room                FW85210879
Digital Phone                 Computer Room                FW83530282
Personal UPS                Conference Room                       N/A
AP200 - Professional
Workstation, 400 MHz,
128 Meg RAM, 6 gig HD,
with 10/100 ethernet card   Conference Room
AP200 - Professional
Workstation, 400 MHz,
128 Meg RAM, 6 gig HD,
with 10/100 ethernet card           JSILVIA              PB9828139349
Network Monitoring Software         JSILVIA              D903CCV70102
19' SVGA monitor                    JSILVIA              D903CCV70101
Network Monitoring Software         JSILVIA                       N/A
10/100 Ethernet Switch              JSILVIA                       N/A
160 ports                     North Hallway              S95014964930
                              North Hallway                KEW0002444
8 port TPO                    North Hallway                       N/A
16 port                       North Hallway                  HE216867
NS2 - Web and DNS             North Hallway                       N/A
Motorola FTS 100              North Hallway          525018269UE2041-
                                                         25144401-425
Motorola DDS 64                       TROBY                FW85010069
                                    JSILVIA               ATAX5024852
Motorola DDS 64                 Arapahoe CU                JAB025317B
Motorola FTS 100                  Aurora CU
Motorola FTS 100                   Boise CU
WIC-1DSU-56k4             Carolina Trust CU
Motorola FTS 100          Citizens First CU               JAB033350B8
Motorola FTS 100         College CU Greeley              JAB03320535W
Motorola DDS 64            Community 1st CU               JAB023441kd
Motorola DDS 64                    Coors CU               JAB09236265
WIC-1DSU-56k4                    Decible CU
Motorola FTS 100           Denver Police CU               JAB02504152
Motorola FTS 100           Denver Public CU               JAB03335003
Motorola FTS 100         Gates Community CU               JAB09326195
Motorola DDS 64          Johns Manville FCU               JAB02504152
Motorola DDS 64                  Member One
WIC-1DSU-56k4              Mountain Bell CU
Motorola FTS 100        Metrum Community CU               JAB02525OUR
Motorola DDS 64                  Peoples CU               JAB0332535G
Motorola FTS 100                   Power CU               JAB09273357
Motorola DDS 64         Racine Municipal CU
WIC-1DSU-56k4                  Santa Ana CU
Motorola DDS 64          School District 12
Motorola FTS 100        Southland Civic FCU               JAB033050BA
WIC-1DSU-56k4                  St. Vrain CU
                           Westminister FCU               JAB023541V6
                                   Wyhy FCU

<TABLE/>

CONVERGENT
COMMUNICATIONS

              ENTERPRISE NETWORK SERVICE AGREEMENT AMENDMENT

                                                    ENS Agreement Number:
                                                    Amendment Number: 001

                           CUSTOMER INFORMATION

(Customer Name)                              (Effective Date)
Cavion Technologies, Inc.                    10/22/99

(Main Address)                               (City, State and Zip Code)
7475 Dakin Street, Suite 607                 Denver, CO 80221-6920

(Billing Address)                            (City, State and Zip Code)
Same as Above

(Original  Enterprise Network Service Agreement Effective Date)   Referred
to herein as the "Agreement".
10/22/99

(AMENDMENT TERMS)

A.   Modifications to the Agreement Terms:

1. The last three sentences of Section 2, Term, shall be revised to read as follows:

Within  ten  (10)  days  of  the date Company  informs  Customer  that  an
installation  is  complete,  Customer  shall  execute  a  Certificate   of
Acceptance  substantially in the form attached to  this  Agreement,  or  a
Certificate   of   Deficiency   detailing  any   deficiencies   with   the
installation. If Customer fails to deliver a Certificate of Acceptance  or
Deficiency,  Customer  shall  be  deemed to  have  accepted  delivery  and installation  as  complete upon such tenth day.  If  Customer  delivers  a
Certificate of Deficiency, Company shall diligently and continuously  work to  resolve  the deficiencies, with Customer's cooperation.  When  Company once again informs Customer that installation is complete, the Certificate of  Acceptance cycle shall begin again. No Services (except  the  delivery and  installation of Equipment) shall be provided in connection with  such installation until Customer either executes a Certificate of Acceptance or informs Company that Customer has completed the installation.

2.   Section 3, Payment, shall be modified as follows:

      a. The words "whichever is less" shall be added to the end of the third sentence.
     b.   The fifth sentence shall be deleted in its entirety.
     c.   Clause (i) of the seventh sentence shall be deleted.

3. Section 4, Authorized Contact Person, shall be modified by adding the words "email address," between the words "address," and "and telephone numbers" in the last sentence.

4.   Section 6.2 shall be modified as follows:

      a. The words "any date in or following" shall be added between the words "display" and "the Year 2000" in the second sentence.
      b.    The  words "and any following years" following the words  "the
Year 2000" in the second sentence shall be deleted.
      c. The following sentence shall be added as the last sentence of the Section: "Company has provided and shall continue to provide Customer with all Year 2000 related information Company receives from Equipment manufacturers and software providers with respect to Equipment or software implemented under this Agreement."

5.   Section 6.4 shall be modified as follows:

      a.    The following language shall be added to the end of the  first
sentence  thereof:   ",  provided  that Company  gives  prompt  notice  to
Customer  of  the  Force Majeure event, and proceeds diligently  effect  a remedy."
      b.    The following language shall be added to the end of the second
(last)  sentence  thereof:  ", except to the extent  caused  by  Company's gross negligence or willful misconduct."

6.   Section 6.5 shall be revised to read as follows:

"6.5.       EXCEPT  FOR  DAMAGE  OE  EXPENSE  CAUSED  BY  COMPANY'S  GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT, THE ENTIRE LIABILITY OF COMPANY AND  ITS
AFFILIATES  AND  SUBSIDIARIES  AND THEIR OFFICERS,  DIRECTORS,  EMPLOYEES,
AGENTS  AND  SUPPLIERS FOR ANY DAMAGE OR EXPENSE FROM ANY CAUSE WHATSOEVER
SHALL  IN  NO  EVENT  EXCEED THE TOTAL OF ALL SERVICE  FEE  PAYMENTS  MADE
HEREUNDER."

7. Section 7, Indemnification, shall be modified by adding the following language as the last sentence of the section:

"In each case, the indemnity is subject to the conditions that (a) the indemnifying party is notified of the claim in a timely manner; (b) the indemnified party provides all reasonable assistance to defend against the claim at the indemnifying party's expense; and (c) the indemnifying party is given control of the defense and settlement."

8.   Section 8 shall be modified as follows:

      a.    The  words  "and technical" shall be added between  the  words
"business" and "data of Customer" in the first sentence.
      b.    The word "furnish" in the second sentence shall be changed  to
"make available."
      c.    The  following  sentences shall be added to  the  end  of  the
Section:   "The  parties agree that the provisions  of  this  Section  are subject  to  and  shall  be  governed by the terms  of  the  Nondisclosure
Agreement,  of even date herewith, executed between the parties.   In  the
event  of  any  conflicts  between the  terms  of  this  Section  and  the
Nondisclosure Agreement, the terms of the latter shall prevail."

9. Section 9, Employment Recruitment, shall be modified to read as follows:

"EMPLOYMENT  RECRUITMENT.  Customer acknowledges that Company  provides  a valuable  service  by  identifying  and  assigning  personnel  to  provide
Services  to  Customer. The parties further acknowledge  that  each  party would receive substantial additional value and deprive the other party  of the  benefits of such party's work force, if a party were to directly hire the  other  party's personnel.  As such, neither party shall, without  the prior written consent of the other party, recruit or solicit any personnel of  the  other  party  who are or have been assigned to  perform  services during  the Term of this Agreement and until one year after the expiration of  this Agreement.  In the event that either party breaches this Section, such party shall pay the aggrieved party a recruiting fee equal to two (2)
times  the  total  annual compensation paid to the employee  in  question.
Each  party hereby agrees to indemnify, defend and hold the other harmless from  and  against any and all loss, damage, cost, expense  or  liability,
including   reasonable  attorneys'  fees,  to  the  extent  arising   from
enforcement  of this Section against personnel of the indemnifying  party.
In  each  case, the indemnity is subject to the conditions  that  (a)  the indemnifying  party is notified of the claim in a timely manner;  (b)  the indemnified party provides all reasonable assistance to defend against the claim  at the indemnifying party's expense; and (c) the indemnifying party is given control of the defense and settlement."

10.  Section 10, Assignment, shall be modified as follows:

      a.    The  word "(A)" shall be inserted between the words  "PROVIDED
THAT" and "COMPANY REMAINS" in the second sentence.
     b.   The phrase ",AND (B) COMPANY SHALL NOT ASSIGN WITHOUT CONSENT TO
ANY DIRECT COMPETITOR OF CUSTOMER" shall be added to the end of the second sentence.

11. Section 11, Insurance, shall be modified by adding the words ",or contractually require Customer's clients to insure," between the words
"insure" and "the Equipment" in the first sentence.

12.  Section 12, Taxes, shall be modified as follows:

      a. The parenthetical "(except to the extent disputed in good faith and with appropriate reserves, and then only for so long as such good faith dispute is pending)" shall be added between the words "pay" and "and indemnify" in the first sentence.
     b. In the third sentence, the words "and will reimburse Company for the taxes it pays and for its costs for preparing, reviewing and filing the personal property tax returns" shall be deleted.
      c.   The following sentence shall be added as a new fourth sentence:
"Company shall give prompt notice to Customer of the potential imposition on or payment by Company of any Taxes for which Customer is responsible under this Section."
      d. The following sentence shall be added as a new last sentence to the Section: "Notwithstanding any contrary limitations periods specified in the Agreement, the provisions of this Section will survive termination of this Agreement for a period equal to the statute of limitations governing any Taxes, and will continue to apply to any claim filed within that period."

13. Section 13, Uniform Commercial Code, shall be modified by adding the word "reasonably" between the words "assurances" and "deemed" in the first sentence, and by deleting the last sentence.

14.  Section 14.1, Default and Remedies, shall be modified as follows:

      a. The words "ten (10) days", wherever they appear, shall be changed to "forty-five (45)."
      b. The first sentence of the Section shall be modified by adding the word "material" between the words "other" and "obligations".
      c. The last sentence of the Section shall be deleted in its entirety.

15. Section 14.3, Default and Remedies, shall be modified by changing the words "default of this Agreement" to "Event of Default by Customer" in the second sentence.

16. Section 17, Return of Equipment, shall be modified to read as follows:

"RETURN OF THE EQUIPMENT. At the end of the Term, Customer agrees to immediately deliver possession of the Equipment to Company, in condition as good as received, less normal wear and tear, at the Equipment location."

17. Section 21, Survival of Provisions, shall be modified to read as follows:

"SURVIVAL OF PROVISIONS. The parties agree that Sections 6, 7, 8, 13,  and
18  shall  survive termination of this Agreement for two years, Section  9 shall  survive termination of this Agreement for one year, and Section  12 shall survive termination of this Agreement as stated therein."

18. Section 24, Final Agreement, shall be modified by changing the last sentence thereof to read as follows: "Neither party shall be bound by any agents' or employees' representations, promises or inducements not set forth herein."

19.  A new Section 25, Relationship of Parties, shall be added as follows:

"RELATIONSHIP  OF  PARTIES.   The  parties  are  independent  contractors.
Neither  party is an agent or partner of the other, or has  the  right  to incur  any  obligation  on behalf of the other. Each  party  may  use  the other's  name and trademarks only with the other's prior written  consent.
Upon  termination of this Agreement, all use of such names and  trademarks shall  immediately  be discontinued, and each party shall  return  to  the other  all promotional materials and other items bearing the other's  name or trademarks that are in its possession."

B.   Equipment Schedule 001

1.    Section  1,  Equipment, shall be modified to read as follows:   "The
equipment  and other products listed below are referred to herein  as  the
"Equipment"  and  shall be provided by Company hereunder in  exchange  for payment of the Service Fee."

2.   Section 2.2 shall be modified to read as follows:

"The  Equipment is located at the location specified herein and shall  not be  relocated, displaced or moved without Company's prior written consent, which  consent  shall  not be unreasonably withheld  or  delayed.  Company acknowledges  that Customer plans to move its headquarters to  6446  South
Kenton Street, Englewood, Colorado 80111, on or about January 1, 2000, and consents to relocation of the Equipment in connection with that move.  Any such  move shall be at Customer's sole risk and expense.  Upon request  by
Customer,  Company will provide services in connection with the move,  and bill  Customer  in accordance with Company's then current  Preferred  Rate
Table  for such services.  Customer shall in no event permit any Equipment to  be  removed  outside  the  United States. The  preceding  prohibitions against  moving Equipment shall not apply to portable computing  equipment traveling  with  Customer  employees  for  Customer's  business  purposes.
Customer  agrees to indemnify, defend and hold Company harmless  from  and against  any  and all loss, damage, cost, expense or liability,  including
reasonable   attorneys'  fees,  to  the  extent  arising  from  Customer's relocation or transportation of any item of Equipment or software  to  any location outside of the United States.  In any such case, the indemnity is subject  to the conditions that (a) the indemnifying party is notified  of the  claim  in  a  timely manner; (b) the indemnified party  provides  all reasonable  assistance  to defend against the claim  at  the  indemnifying party's  expense; and (c) the indemnifying party is given control  of  the defense and settlement."

3.    Section  2.3  shall  be  modified by adding  the  words  "EXCEPT  AS
DESCRIBED IN SECTION 10 OF THE SCOPE OF WORK SCHEDULE," to the beginning of the second sentence.

4. Section 5, Loss of Anticipated Tax Benefits, shall be modified as follows:

      a. In the second sentence, the words "any act, omission or misrepresentation of Customer, or because the transaction is recategorized by a taxing authority" shall be deleted and replaced with the words "any default of Customer under the Agreement".
     b.   The following shall be added at the end of the Section:

5. "If the transaction is recategorized by a taxing authority, and the recategorization results in Company or the Assign not being entitled to, or being subject to recapture of, the Tax Benefits, and Customer is subject to a decrease in tax as a result of the recategorization, Customer shall pay to Company or the Assign an amount equal to the lesser of (a) the amount sufficient to reimburse Company or the Assign for such loss
(as described in the preceding sentence) or (b) the amount of Customer's decrease in tax as a result of the recategorization. Customer's payment under the preceding sentence shall be made on an annual basis for each tax year of the Term and any Renewal Term, and shall be due on the due date for Customer's taxes affected by the recategorization."

5.   A new Section 6, Existing Equipment, shall be added as follows:

"EXISTING  EQUIPMENT.  Company shall purchase from Customer  and  Customer shall  grant,  sell,  transfer, convey and deliver to Company  all  right, title and interest in and to the Equipment listed in Attachment A to  this
Schedule,  at an aggregate price of $285,976.60, payable by Company  check no later than noon Denver time on October 27, 1999. Title and risk of loss to  the  Equipment  shall pass to Company on the Effective  Date,  without
further  action of the parties and without relocating the  Equipment.   In
lieu of a Certificate of Acceptance, Customer hereby (I) acknowledges that no  delivery  or  installation  of the Equipment  is  required  under  the
Agreement;  (ii)  acknowledges that the Equipment meets Customer's  needs;
and  (iii)  agrees  to  pay  Company with  respect  to  the  Equipment  in accordance  with  Customer's  obligations under  the  Agreement.  Customer agrees  to  use  reasonable efforts to provide Company with  all  relevant information regarding the listed Existing Equipment both before and  after
Company's purchase thereof."

6.   A new Section 7, Customer's Warranties, shall be added as follows:

"CUSTOMER'S WARRANTIES. Customer warrants that (1) Company will acquire by the  terms  of  this Agreement good title to the assets to  be  listed  in
Attachment  A, free from all liens, claims and encumbrances of  any  kind, and  (2)  Customer has the right to sell such assets.  EXCEPT AS DESCRIBED
IN  THIS  SECTION,  NEITHER CUSTOMER NOR ITS ASSIGNS MAKES  ANY  WARRANTY,
REPRESENTATION  OR  COVENANT,  EXPRESS  OR  IMPLIED,  AS  TO  ANY   MATTER
WHATSOEVER, INCLUDING, BUT NOT LIMITED TO THE DESIGN, QUALITY, CAPACITY OR
CONDITION  OF  THE  EQUIPMENT;  COMPLIANCE  OF  THE  EQUIPMENT  WITH   THE
REQUIREMENTS  OF ANY LAW, RULE, SPECIFICATION OR AGREEMENT; OR  PATENT  OR
COPYRIGHT OR LATENT DEFECTS.  NEITHER CUSTOMER NOR THE ASSIGNS SHALL  HAVE
ANY  LIABILITY WHATSOEVER FOR THE BREACH OF ANY REPRESENTATION OR WARRANTY
MADE  BY THE MANUFACTURERS OF THE EQUIPMENT OR SOFTWARE PROVIDERS.  EXCEPT
AS EXPRESSLY PROVIDED HEREIN, CUSTOMER EXPRESSLY DISCLAIMS ALL WARRANTIES,
EXPRESSED  OR  IMPLIED,  INCLUDING BUT NOT LIMITED  TO,  ANY  WARRANTY  OF
FITNESS   FOR   A   PARTICULAR  PURPOSE  OR  USE,  OR  ANY   WARRANTY   OF
MERCHANTABILITY WITH RESPECT TO THE EQUIPMENT."

7.   A new Section 8, Software and Data, shall be added as follows:

      SOFTWARE  AND  DATA.  Nothing in this Agreement grants  Company  any license, right, title or interest in (a) any software not provided  by  or through  Company under this Agreement, or (b) any data that may reside  on any  Equipment  while in use by Customer or Customer's clients.  Any  such software and data shall be removed by Customer from the Equipment prior to
delivery   of  possession  of  the  Equipment  to  Company.   If   Company
inadvertently  receives  any  Equipment on which  such  software  or  data resides,  it  shall promptly inform Customer, shall return or destroy  the software  or data at Customer's direction, and shall not use the  software or data for any purpose.

C.   Maintenance/Managed Services Schedule 001

1. Section 1, Covered Equipment, shall be modified by adding the following language to the beginning thereof:

"Company shall provide Equipment installation, management, monitoring, maintenance and support as described in this Schedule, the Scope of Work
Schedule  and  the  Network Response Plan Schedule (referred  to  in  this
Schedule as the "Services".)"

2.   Section 3, Service Schedule, shall be deleted.

3.    Section 4, Work by Others, shall be modified by replacing the  words
"period of this Schedule" with the word "Term" in the first sentence.

4.   Section 5, Scope of Services, shall be modified as follows:

      a.    In  the second sentence, the words "at Company's then  current
applicable  rates"   shall  be deleted and replaced  with  the  words  "in
accordance with Company's then current Preferred Rate Table".
     b.   The following shall be added at the end of the Section:

"Notwithstanding  the  preceding limitations in  this  Section,  Company's
Services under this Schedule shall include (1) any repairs, maintenance, modifications, relocation or reinstallation done with Company supervision or with Company's written approval; and (2) software support as described in Section 10 of the Scope of Work Schedule."

5. Section 7, Relocation of Equipment, shall be modified by adding the words "by anyone other than Company or its designee" between the word
"relocation" and the comma in the third sentence.

6. Section 8, Customer's Responsibilities, shall be modified by adding the following at the end of the Section:

Notwithstanding  the  preceding  four  sections,  Customer   may   perform
maintenance  or  service work, make modifications  to  the  Equipment,  or relocate  Equipment  within  the same facility,  without  the  consent  of
Company  and  without  affecting  Company's  responsibilities  under  this
Agreement,  provided that (a) Customer has first requested the  work  from
Company  and  Company has failed to perform the work  in  accordance  with
Company's responsibilities under this Agreement, and (b) Customer shall be responsible  for any damage to Equipment caused by Customer's  performance of these functions.

7. Section 9, Additions to Equipment, shall be modified by deleting the last sentence and by adding the following before the second sentence of the Section:

"If requested, Company shall provide additional network equipment, either as Company-owned and managed equipment under this Agreement, or as equipment available for purchase from Company (such as the Cisco and Adtran equipment described in Section 14 of the Scope of Work Schedule).
Equipment available for purchase shall be offered on price terms no less favorable than Customer could obtain elsewhere. Company-owned and managed equipment shall be made available on terms no less favorable than those applicable to the Equipment under this Agreement (based on pricing no higher than would apply if Customer purchased the equipment). Any additional Company-owned and managed equipment shall be listed on a subsequent Equipment Schedule, and shall be treated as "Equipment" under this Agreement. If Company does not provide the additional equipment,"

Except as expressly provided in this Amendment, the terms of the Agreement shall be unmodified, and of full force and effect.

This  Amendment to the Enterprise Network Service Agreement ("Amendment"),
together with all exhibits or schedules attached hereto (or to be attached at  a later date) is further subject to the Agreement Terms, as defined in
the  Enterprise  Network  Service  Agreement  (collectively  referred   to
hereafter as the "Agreement").  Both parties have read and understand  the
Amendment  Terms  and the Agreement Terms and agree to be  bound  thereby.
This  Amendment shall not be effective until signed and dated  by  a  duly authorized  representative of each party.  The parties have executed  this
Amendment as of the last date shown below.

CONVERGENT  COMMUNICATIONS                     Cavion  Technologies,  Inc.
(Customer)
SERVICES, INC. (Company)


By:                                          By:
Title:                                       Title:
Date:                                        Date:

CONVERGENT
COMMUNICATIONS


                          NONDISCLOSURE AGREEMENT



PROPRIETARY INFORMATION             Agreement Number -------------------




                           CUSTOMER INFORMATION

(Customer Name)                         (Date)

Cavion Technologies, Inc.               October 25, 1999

(Primary Address)                       (City, State and Zip Code)

7475 Dakin Street, Suite 607            Denver, CO 80221-6920



       A. Company and Customer are contemplating entering into a relationship in which certain proprietary and confidential information, which is not readily available to the public, belonging to Company and Customer ("Information") will be disclosed to the other party.

      B. Company and Customer desire that the Information not be disclosed to any other parties unless authorized herein.

This Nondisclosure Agreement is subject to the Agreement Terms ("Agreement
Terms") printed on the reverse hereof and attached hereto (collectively referred to hereafter as the "Agreement"). The parties have read and understand the Agreement terms and conditions and agree to be bound thereby. This Agreement shall not be effective until signed and dated by a duly authorized representative of Company. The parties have executed this Agreement as of the last date shown below.


CONVERGENT COMMUNICATIONS               Cavion Technologies, Inc.
SERVICES, INC. (Company)                (Customer)

By:-------------------------------      By:------------------------------

Title:----------------------------      Title: --------------------------

Date:  October 25, 1999                 Date:  October 25, 1999




      1.   Company and Customer, their employees, subsidiaries, agents and assigns  agree to hold all Information in strict confidence and  with  the
same   degree  of  care  that  they  provide  for  their  own  proprietary information.

      2. Company and Customer warrant and represent that the degree of care contemplated in Paragraph 1 is adequate and Company and Customer will take any and all steps necessary to preserve such Information.

      3.    No  disclosure of any Information shall be made by Company  or
Customer,  their employees, subsidiaries, agents and assigns  without  the express  written  consent of the other party. Each party will  immediately notify  the  disclosing  party upon discovery of  any  loss,  unauthorized disclosure, or unauthorized use of Information disclosed by the other.  In addition,  neither party shall use the Information for any  purpose  other than  the  performance of their obligations under the  Enterprise  Network
Service  Master  Agreement between Company and  Customer  dated  the  date hereof  (the "ENS Agreement").  Each party expressly agrees that it  shall not  use the Information for purposes of developing competitive strategies or  of  competing  against  the other party. It  is  understood  that  any
confidential  financial  information  of  Customer's  clients  and   their
members,  to which Company may have access as network administrator  under
the   ENS   Agreement,   and  any  data  concerning   Customer's   network
configuration  and  security measures, will be treated as  Information  of
Customer.

      4.    This  Agreement shall be effective for the  term  of  the  ENS
Agreement plus the longest of the following: (a) two years, or (b) in the case of any trade secret, as long as such information remains a trade secret.

     5.   The foregoing restrictions shall not apply to Information which:
(i) was previously known to Company or Customer free of any obligation to keep it confidential; (ii) is disclosed to third parties by the disclosing party without restriction; (iii) is or becomes publicly available by other than unauthorized disclosure; or (iv) is required to be disclosed pursuant to judicial or administrative proceedings, provided that before disclosure the non-disclosing party gives the disclosing party written notice of such requirement and reasonable assistance in obtaining an order protecting the information from public disclosure. It is understood that Customer is required to file the ENS Agreement and Amendment 001 to the ENS Agreement as public documents with the Securities and Exchange Commission, in connection with Customer's pending initial public offering.

      6. The Information shall be deemed the property of the disclosing party, and, upon request, the non-disclosing party shall return all copies of all Information in tangible form to the disclosing party, or shall destroy all such Information and certify to the disclosing party that all such Information has been destroyed.

      7.    No  rights  or obligations other than those expressly  recited herein  are to be implied from this Agreement.  In particular, no  license is hereby granted directly or indirectly under any patent or copyright now held by, or which may be obtained by, or which is or may be licensable  by
either  party.   Further,  with respect to the  Information,  the  Parties
understand  that such Information is subject to change without  notice  at any  time  and that neither party shall have any liability as a result  of any change in Information.

      8. Neither this Agreement, nor the disclosure of Information under this Agreement, nor the ongoing discussions and correspondence between the parties, shall constitute or imply a commitment or binding obligation between the parties or their respective affiliated companies, if any, regarding the subject matter of the Information. If, in the future, the Parties elect to enter into a binding commitment regarding the subject matter of the Information, such commitment will be explicitly stated in a separate written agreement executed by both parties, and the Parties hereby affirm that they do not intend their discussions, correspondence, and other activities to be construed as forming a contract regarding the subject matter of the Information or any other transaction between them without execution of such separate written agreement.

      9. The Parties hereby acknowledge that neither party, nor any of its respective servants, agents or assigns makes any representations or warranties whatsoever concerning the accuracy, completeness or correctness of the Information supplied hereunder, nor must such representation or warranty be implied.

      10. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     11. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and shall remain in effect and be binding upon the parties.

     12. The failure of either party to enforce or insist upon compliance with any of the terms or conditions of this Agreement, the waiver of any term or condition of this Agreement, or the granting of an extension of time for performance, shall not constitute the permanent waiver of any term or condition of this Agreement, and this Agreement and each of its provisions shall remain at all times in full force and effect until modified by the Parties in writing.

      13. This Agreement sets forth the entire understanding of the Parties and supersedes any and all prior agreements, arrangements or understandings related to the matter described herein.

      14. No subsequent agreement between Company and Customer shall be effective or binding unless it is made in writing and signed by both
Parties.

                                              15.  The Parties warrant and
represent that the person executing this Agreement is duly authorized to execute this Agreement, and to bind the Parties to the terms and conditions contained herein.


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